John Hancock Funds II

Short Duration Credit Opportunities Fund (the fund)

Supplement dated May 31, 2019 to the current summary prospectus (the summary prospectus), as may be supplemented

Effective June 30, 2019, Marianne Rossi will no longer serve as a portfolio manager of the fund. Accordingly, all references to Ms. Rossi will be removed from the summary prospectus as of that date. James E. Craige, Roger M. Lavan, Catherine M. Nolan, Peter J. Wilby, David A. Oliver, Matthew Kearns, Hunter C. Schwarz, David A. Torchia, William W. Perry, Stuart W. Sclater-Booth, and Kumaran K. Damodaran will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.